                                                                  Exhibit (a)(2)

                             Letter of Transmittal

              To Exchange Common Stock, par value $.001 per share

                                      of

                         EDUCATION LENDING GROUP, INC.

                 Pursuant to the Exchange Offer and Prospectus

                             Dated August 11, 2003


      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON SEPTEMBER 22, 2003, UNLESS EXTENDED BY THE COMPANY.


                 The Exchange Agent for the Exchange Offer is:

                         Interwest Transfer Co., Inc.
                             1981 East 4800 South
                                   Suite 100
                           Salt Lake City, UT 84117
  Facsimile (For use by Eligible Guarantor Institutions Only): (801) 277-3147
                     Confirm by Telephone: (801) 272-9294

   Originals of all documents sent by facsimile should be promptly sent to the Exchange Agent by registered or certified mail, by hand, or by overnight delivery service.

   Delivery of this Letter of Transmittal to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

   The undersigned acknowledges that it has received the Prospectus, dated August 11, 2003, of Education Lending Group, Inc., a Delaware corporation, and this Letter of Transmittal, which together constitute the Company's offer to exchange shares of its Common Stock, par value $.001 per share, which have been registered under the Securities Act of 1933, for the same number of shares of its outstanding Common Stock.

   If you desire to exchange your Common Stock for an equal number of shares of Common Stock, you must validly tender (and not validly withdraw) your Common Stock to the Exchange Agent prior to the expiration date of the Exchange Offer.

   You must sign this Letter of Transmittal where indicated below. Please read the instructions set forth below carefully before completing this Letter of Transmittal.

   This Letter of Transmittal is to be completed by holders of Education Lending Group's outstanding Common Stock (or holders of warrants or vested options to acquire Common Stock) either if such shares are to be forwarded herewith or through Guaranteed Delivery Procedures or if tenders of such shares are to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the heading "The Exchange Offer--Book-Entry Transfer."

   If you decide to tender your Common Stock, and the Company accepts the Common Stock, this will constitute a binding agreement between you and the Company, subject to the terms and conditions set forth in the

Prospectus and this Letter of Transmittal. You must do one of the following prior to the expiration of the Exchange Offer to participate in the Exchange
Offer:

  . tender your Common Stock by sending the certificates representing your Common Stock, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at the address listed above; or

  . tender your Common Stock by using the book-entry transfer procedures described in the section of the Prospectus entitled "The Exchange Offer--Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent; or

  . comply with the procedures described in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures."

   In order for a book-entry transfer to constitute a valid tender of your Common Stock in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Common Stock into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

   DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   If you wish to tender Common Stock in the Exchange Offer, but (1) the certificates representing your Common Stock are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of the Exchange Offer, you may tender the Common Stock by following the procedures described in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures."

   Only registered holders of the Common Stock--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Common Stock or any person whose name appears on a stock certificate representing shares of the Company's Common Stock--are entitled to tender their Common Stock for exchange in the Exchange Offer. If you are a beneficial owner whose Common Stock is registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Common Stock in the Exchange Offer, you should promptly contact the person in whose name the Common Stock is registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates representing your Common Stock, you must either make appropriate arrangements to register ownership of the Common Stock in your name or obtain a properly completed endorsement or executed stock powers from the person in whose name the Common Stock is registered.

   YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED
HOLDER OF COMMON STOCK--AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR COMMON STOCK TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR COMMON STOCK BY

BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

   In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Common Stock Tendered," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the box entitled "Special Delivery Instructions" and
(3) sign this Letter of Transmittal by completing the box entitled "Sign Here." By completing the box entitled "Description of Common Stock" and signing below, you will have tendered your Common Stock for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                         BOX BELOW TO BE COMPLETED BY
                     ALL TENDERING HOLDERS OF COMMON STOCK

                               DESCRIPTION OF COMMON STOCK TENDERED
-----------------------------------------------------------------------------------------------------------

      Name(s) and Address(es) of Registered Owner(s)
       as the Same Appears on the Stock Certificate            Certificate Number(s)    Number of Shares
                ( Please Fill in, if Blank)                    of Tendered Shares *       Tendered **
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                Total Number of
                                                                Shares Tendered ***
-----------------------------------------------------------------------------------------------------------

 *  Need not be completed by stockholders delivering stock by book-entry transfer or by stockholders only tendering stock received in connection with the simultaneous exercise of warrants or options.
 ** Unless otherwise indicated, it will be assumed that the entire number of shares evidenced by each stock certificate listed above and delivered to the Exchange Agent are being tendered hereby.
*** This number should include any shares of Common Stock underlying options or warrants that are being exercised in connection with the Exchange Offer and tendered hereby, if any.


                    BOXES BELOW TO BE CHECKED AS APPLICABLE

[_] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR COMMON STOCK IS BEING
    TENDERED WITH THIS LETTER OF TRANSMITTAL.

[_] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR COMMON STOCK HAS BEEN
    LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S). *

   Lost Certificate Number(s)

   -----------------------------------------------------------------------------

   Number of Shares Represented

   -----------------------------------------------------------------------------
    * You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Common Stock. See Instruction 11 below.

[_] CHECK HERE IF YOU ARE EXERCISING WARRANTS OR OPTIONS SIMULTANEOUSLY WITH
    TENDERING THE COMMON SHARES UNDERLYING SUCH WARRANTS OR OPTIONS.** Be sure to include copies of warrants and/or option agreements.

   Number of Shares underlying warrants to be exercised: _______________________

       Date of Warrant: ________________________________________________________

       Exercise Price per share: _______________________________________________

       Total cash due to Company upon exercise: ________________________________

   Number of shares underlying vested non plan options to be exercised: ________

       Date of Option: _________________________________________________________

       Exercise Price per Share: _______________________________________________

       Total cash due to Company upon exercise: ________________________________

   Date of option grant: _______________________________________________________
   -----
    ** In addition to sending this Transmittal Letter to the Exchange Agent, you must notify the Exchange Agent that you are exercising warrants or options simultaneously with the exchange of the underlying Common Stock and provide all of the necessary documentation plus the consideration due on exercise pursuant to the terms of your warrant(s) or options.

                         BOXES BELOW TO BE CHECKED BY
                     ELIGIBLE GUARANTOR INSTITUTIONS ONLY

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING.

   Name of Tendering Institution: ______________________________________________

   Account Number: _____________________________________________________________

   Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY).

   Name(s) of Registered Holder(s): ____________________________________________

   Window Ticket Number (if any): ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery: _________________________

   Name of Institution which Guaranteed Delivery: ______________________________

         If Guaranteed Delivery is to be made By Book-Entry Transfer:

   Name of Tendering Institution: ______________________________________________

   Account Number: _____________________________________________________________

   Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY
    NON-EXCHANGED SHARES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

Ladies and Gentlemen:

   The undersigned hereby tenders to Education Lending Group, Inc. a Delaware corporation, the shares of Common Stock listed above pursuant to the Company's offer to exchange registered shares of its Common Stock for its currently outstanding shares of Common Stock, upon the terms and subject to the conditions contained in the Prospectus dated August 11, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Prospectus constitute the Exchange Offer).

   The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the shares listed above and tendered hereby, (b) when the shares listed above and tendered hereby are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of any and all liens, restrictions, charges and encumbrances, and (c) the shares listed above and tendered hereby are not subject to any adverse claims or proxies.

   Subject to the terms and conditions of the Exchange Offer, the Company will issue up to 16,300,866 shares of its Common Stock, par value $.001 per share, in exchange for up to 16,300,866 shares of its outstanding Common Stock (representing all of the outstanding shares of Common Stock, on a fully diluted basis, as of the date of the Exchange Offer) that are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. The Company reserves the right to terminate or amend the Exchange Offer, in its sole and absolute discretion, if any of the conditions listed in the section of the Prospectus entitled "The Exchange Offer--Conditions to the Exchange Offer" are not satisfied or waived prior to expiration of the Exchange Offer. The Company also reserves the right, in its sole and absolute discretion, to extend the period of time during which the Exchange Offer is open. The Exchange Offer is open to all holders of Common Stock, and is subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Prospectus, the Company reserves the right to waive any and all conditions.

   Subject to and effective upon the acceptance for exchange of all or any portion of the Common Stock tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer--including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment--the undersigned hereby sells, assigns and transfers to, or upon the order of, Education Lending Group, Inc. all right, title and interest in and to the Common Stock tendered by this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact --with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer--with respect to the tendered Common Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing the tendered Common Stock to the Company together with all accompanying evidences of tender and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as my agent, of the registered Common Stock to be issued in exchange for the tendered Common Stock, (2) deliver to the Company documents and consideration delivered by the undersigned, if any, necessary to exercise warrants or options to receive Common Stock of the Company pursuant to the terms of this Letter of Transmittal, (3) present certificates representing the tendered Common Stock, and (4) receive for the account of the Company all benefits and otherwise exercise all rights of ownership of the tendered Common Stock, all in accordance with the terms and conditions of the Exchange Offer.

   The undersigned understands that the tender of the shares listed above pursuant to any one of the procedures set forth in the Prospectus and in the instructions to this Letter of Transmittal will, upon the Company's acceptance of shares for exchange, constitute a binding agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

   The undersigned hereby represents and warrants that:

  . the undersigned (or the person or entity receiving shares pursuant to this Letter of Transmittal) is acquiring the offered shares in the ordinary course of business of the undersigned (or such other person);

  . neither the undersigned nor any such person or entity is engaging in or intends to engage in a distribution of the offered shares;

  . neither the undersigned nor any such person or entity has an arrangement or understanding with any person or entity to participate in a distribution of the offered shares;

  . neither the undersigned nor any such person or entity is acting as an underwriter or a dealer;

  . neither the undersigned nor any such person or entity is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of the Company; and

  . the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

   Unless otherwise indicated in this Letter of Transmittal under "Special Delivery Instructions," certificates for the offered shares will be issued in the name of the undersigned.

   If the undersigned has (1) tendered any shares of Common Stock that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more shares of Common Stock than it wishes to tender, unless the undersigned has otherwise indicated by completing the box entitled "Special Delivery Instructions," the undersigned hereby directs that certificates for any Common Stock that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below the undersigned's signature or, in the case of a book-entry transfer of Common Stock, that shares of Common Stock that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at the Company's expense, promptly following the expiration or termination of the Exchange Offer.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange of the shares of Common Stock listed above and tendered hereby and the exercise of options or warrants for such Common Stock pursuant to the undersigned's instructions, if any. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

   The undersigned has read and understands all of the terms and conditions of the Exchange Offer. The undersigned, by completing the box entitled "Description of Common Stock Tendered" above and signing this Letter of Transmittal, will be deemed to have tendered the shares of Common Stock listed in such box above.

       -----------------------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS/
                        SPECIAL ISSUANCE INSTRUCTIONS
                             (See Instruction 6)
       To be completed ONLY if the offered shares are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above under "Description of Common Stock Tendered."

       Check appropriate boxes:

       [_] Mail certificates to:

       [_] Issue certificates to:

       Name: ___________________________________________________________
                                (please print)

       Address: ________________________________________________________

       _________________________________________________________________

       _________________________________________________________________
                             (including zip code)

       -----------------------------------------------------------------

Additionally, the undersigned by checking the box on page 4 "check here if you are exercising warrants or options...", signing this Letter of Transmittal and delivering the necessary consideration and other applicable documentation for the exercise of such options and/or warrants to the Exchange Agent, will be deemed to have exercised such options and/or warrants, as applicable, and to have tendered the underlying shares of Common Stock.

-------------------------------------------------------------------------------

                                  SIGN HERE

To be completed by all tendering stockholders. Must be signed by the REGISTERED holder of the Common Stock exactly as name appears on the tendered stock certificate. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. If this Letter of Transmittal is being completed by a person that is not a current stockholder of the Company but is exercising options or warrants, this box should be completed by the person to whom such options or warrants were granted. Such person will be the registered holder of the underlying unregistered Common Shares. See Instruction 5.

X _____________________________________________________________________________

X _____________________________________________________________________________
         Signature(s) of Registered Holder(s) or Authorized Signature

Name(s): ______________________________________________________________________
                            (please print or type)

Dated: ________________________________________________________________________

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                             (including zip code)

Area Code and Telephone No.: __________________________________________________

Tax Identification or Social Security No.: ____________________________________
(See Instruction 13.)

                             SIGNATURE GUARANTEE
                     (If required by Instruction 1 below)

_______________________________________________________________________________
             Name of Eligible Institution Guaranteeing Signature

_______________________________________________________________________________
Address, Including Zip Code, and Telephone Number, Including Area Code, of Firm

_______________________________________     PLACE MEDALLION GUARANTEE HERE
         Authorized Signature

_______________________________________
             Printed Name

_______________________________________
                 Date

-------------------------------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. You must complete this Letter of Transmittal if you are a holder of Common Stock--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Common Stock--and either (1) you wish to tender the certificates representing your Common Stock to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Common Stock by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Common Stock, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration of the Exchange Offer: (1) certificates representing the Common Stock, in proper form for transfer, or Book-Entry Confirmation of transfer of the Common Stock into the Exchange Agent's account at The Depository Trust Company, (2) documents and consideration necessary to exercise warrants or options to receive Common Stock of the Company pursuant to the terms of this Letter of Transmittal, (3) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (4) all other documents required by this Letter of Transmittal.

   If you wish to tender Common Stock, but (1) the certificates representing your Common Stock are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Common Stock you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Common Stock, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Common Stock into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

   THE METHOD OF DELIVERY OF CERTIFICATES FOR COMMON STOCK, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR COMMON STOCK BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. PLEASE SEND CERTIFICATES FOR COMMON STOCK, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT AT THE ADDRESS LISTED ABOVE. PLEASE DO NOT SEND THESE DOCUMENTS TO EDUCATION LENDING GROUP, INC.

   The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

   2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if: (a) this Letter of Transmittal is signed by the registered holder--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Common Stock or any person whose name appears on a stock certificate representing shares of the Company's Common Stock tendered with this Letter of Transmittal, unless such holder(s) has completed the box entitled "Special Delivery Instructions/Special Issuance Instructions" above, or (b) the Common Stock is tendered for the account of a firm that is an Eligible Guarantor Institution.

   In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

   An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

  .   Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

  . Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

  .   Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
      Act);

  . National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

  . Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act)

   3. Inadequate Space. If the space provided in the box entitled "Description of Common Stock Tendered" or under the box "check here if you are exercising warrants or options" is inadequate, the certificate number(s) and/or the amount of Common Stock and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. Partial Tenders and Withdrawal Rights. If you are tendering less than all of the Common Stock evidenced by any certificate you are submitting, please complete the information with respect to the shares of the Common Stock which are to be tendered in column 3 of the box entitled "Description of Common Stock." In that case, unless you have otherwise indicated by completing the box entitled "Special Delivery Instructions/Special Issuance Instructions," new certificate(s) for the remainder of the Common Stock that were evidenced by your old certificate(s) will be sent to the registered holder of the Common Stock, promptly after the expiration of the Exchange Offer. All Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless you otherwise indicate.

   Except as otherwise provided in this Letter of Transmittal, tenders of Common Stock may be withdrawn at any time prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at the address listed above. Any notice of withdrawal must specify the name of the person who tendered the Common Stock to be withdrawn, identify the Common Stock to be withdrawn, including the amount of the Common Stock, and, where certificates representing Common Stock have been transmitted, specify the name in which the Common Stock is registered, if different from that of the withdrawing holder. If certificates representing Common Stock have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Common Stock has been tendered using the procedure for book-entry transfer described in the section of the Prospectus entitled "The Exchange Offer--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn
Common Stock and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility--including time of receipt--of these notices will be determined by the Company. Any such determination will be final and binding. Any Common Stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Common Stock which has been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder promptly after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Common Stock tendered using the procedure for book-entry transfer described in the section of the Prospectus entitled "The Exchange Offer--Book-Entry Transfer," the Common Stock will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Common Stock may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering outstanding Common Stock.

   5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the shares of Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered shares of Common Stock is registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

   When this Letter of Transmittal is signed by the registered holder(s) of the Common Stock listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate stock power is required unless shares of Common Stock are to be issued in the name of a person other than the registered holder(s). If the shares of Common Stock are to be issued in the name of a person other than the registered holder listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s) and must be guaranteed by an Eligible Guarantor Institution.

   If a person or persons other than the registered holder(s) of Common Stock signs the Letter of Transmittal, certificates representing the Common Stock must be endorsed, or accompanied by appropriate stock powers signed exactly as the name or names of the registered holder(s) that appears on the certificates representing the Common Stock and also must be accompanied by any opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer, if any, applicable to the Common Stock. Signatures on certificates or stock powers must be guaranteed by an Eligible Guarantor Institution.

   If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing Common Stock, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

   6. Special Delivery Instructions; Special Issuance Instructions. If shares of Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Common Stock are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates representing Common Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

   7. Irregularities. All questions as to the validity, form, eligibility--including time of receipt--and acceptance of Common Stock tendered for exchange and options or warrants delivered for exercise will be determined by the Company in its sole discretion. Our determinations will be final and binding. We reserve the absolute right to reject any and all tenders of Common Stock improperly tendered, any exercise of options or warrants not properly completed and to not accept any Common Stock, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Common Stock either before or after the expiration of the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular shares of Common Stock either before or after the expiration of the Exchange Offer--including the terms and conditions of the Letter of Transmittal and the accompanying instructions--will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Common Stock for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Common Stock for exchange, nor will we have any liability for failure to give such notification.

   8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at the address and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

   9. Waiver of Conditions. The Company's obligation to complete the Exchange Offer is subject to the conditions described in the section of the Prospectus entitled "The Exchange Offer--Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition, in whole or in part, at any time prior to expiration of the Exchange Offer, in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

   10. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Common Stock, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Common Stock for exchange.

   11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Common Stock have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

   12. Transfer Taxes. You will not be obligated to pay any transfer taxes in connection with the tender of Common Stock in the Exchange Offer unless you instruct us to register shares of Common Stock in the name of, or request that Common Stock not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no newly registered Common Stock will be issued until such evidence is received by the Exchange Agent.

   13. 30% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder's whose tendered Common Stock is accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder to a $50 penalty. In addition, cash payments, if any, to such holders with respect to Common Stock exchanged in the Exchange Offer may be subject to 30% backup withholding.

   The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Common Stock or of the last transferee appearing on the transfers attached to, or endorsed on, the Common Stock. If the Common Stock is registered in more than one name or is not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   Certain holders--including, among others, corporations, financial institutions and certain foreign persons--may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

   Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

   14.  Exercise of Warrants or Options Simultaneously with the Exchange
Offer. We have structured the Exchange Offer to allow you to exercise your warrants and vested stock options and to tender the underlying shares for exchange at the same time. If you want to participate in the Exchange Offer, and receive registered shares of common stock, you will need to exercise some or all of your warrants and vested stock options and tender the related underlying shares of common stock pursuant to the Exchange Offer. If you exercise options or warrants and participate in the Exchange Offer, in exchange for those warrants and vested stock options, you will receive registered shares of common stock. Please follow the above instructions in this Letter of Transmittal.

   IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF COMMON STOCK TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

Substitute
Form W-9
(Rev. January 2002)                                                 Give form to the
Department of the Treasury          Request for Taxpayer            requester. Do
Internal Revenue Service   Identification Number and Certification  not send to the IRS.
-----------------------------------------------------------------------------------------

                                 Print or type


 Name
--------------------------------------------------------------------------------
 Business name, if different from above
--------------------------------------------------------------------------------

Check appropriate box: [_] Individual/     [_] Corporation [_] Partnership [_] Other (right triangle)  [_] Exempt from backup
                           Sole proprietor                                                                 withholding
-----------------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)                                      Requester's name and address (optional)

-------------------------------------------------------------------------------------
City, state, and ZIP code

-------------------------------------------------------------------------------------
List account number(s) here (optional)


-------------------------------------------
Part I Taxpayer Identification Number (TIN)
-------------------------------------------

Enter your TIN in the appropriate box.
For most individuals, this is your
social security number (SSN).
For other entities, it is your employer
identification number (EIN). If you do
not have a number, see Obtaining a
Taxpayer Identification Number in the
enclosed Guidelines.
                                         ----------------------------------------
Note: If the account is in more than      Social security number
one name, see the chart on page 2 of                 -         -
the Guidelines to determine which        ----------------------------------------
number to enter.                                or
                                         ----------------------------------------
                                          Employer identification number
                                               -

---------------------
Part II Certification
---------------------

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See enclosed Guidelines.)

      -------------------------------------------------------------------
      Sign Signature of U.S.
      Here person (right triangle)                  Date (right triangle)
      -------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social security numbers and IRS individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------------------------------
                                  Give name and
For this type of account:         SSN of:
-------------------------------------------------------------------------------
 1. Individual                    The individual

 2. Two or more individuals       The actual owner of the account or, if
    (joint account)               combined funds, the first individual on the
                                  account(1)

 3. Custodian account of a minor  The minor(2)
    (Uniform Gift to Minors Act)

 4. a. The usual revocable        The grantor-trustee(1)
       savings trust (grantor is
       also trustee)

    b. So-called trust account    The actual owner(1)
       that is not a legal or
       valid trust under state
       law

 5. Sole proprietorship           The owner(3)

 6. Sole proprietorship           The owner(3)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                              Give name and
For this type of account:                     EIN of:
-------------------------------------------------------------------------------------------

 7. A valid trust, estate, or pension trust   Legal entity(4)

 8. Corporate                                 The corporation

 9. Association, club, religious,             The organization
    charitable, educational, or other
    tax-exempt organization

10. Partnership                               The partnership

11. A broker or registered nominee            The broker or nominee

12. Account with the Department of            The public entity
    Agriculture in the name of a public
    entity (such as a state or local
    government, school district, or prison)
    that receives agricultural program
    payments
-------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


   Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
   If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
   Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.
   Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.
   Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.
   Exempt from backup withholding. If you are exempt, enter your name as described above, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.
   Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the Instructions for the Requester of Form W-9.
   If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
   Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

PART I--Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.
   If you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
   If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
   If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.
   Note: See the chart on previous page for further clarification of name and TIN combinations.
   How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.
   If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
   Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.
   Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PART II--Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.
   For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding above.
   Signature requirements. Complete the certification as indicated in 1 through 5 below.
   1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
   2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
   3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
   4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
   5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

   Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.
   You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.